SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2017

Charter Communications, Inc.

CCO Holdings, LLC

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street

Stamford, Connecticut 06901

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Issuance of 5.125% Senior Notes due 2027

On April 20, 2017 (the “Closing Date”), CCO Holdings, LLC (“CCO Holdings”) and CCO Holdings Capital Corp. (together with CCO Holdings, the “CCOH Issuers”), subsidiaries of Charter Communications, Inc. (the “Company”), issued $1.25 billion aggregate principal amount of 5.125% Senior Notes due 2027 (the “Additional Notes”), which will form part of the same series of the CCOH Issuers’ $1.0 billion principal amount of 5.125% Senior Notes due 2027 issued on February 6, 2017 and March 29, 2017 (together with the Additional Notes, the “2027 Notes”). The Additional Notes were sold to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A and outside the United States to non-U.S. persons in reliance on Regulation S. The Additional Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

In connection therewith, the CCOH Issuers entered into the below agreements.

Unsecured Notes Indenture

On February 6, 2017, the CCOH Issuers entered into a Third Supplemental Indenture with The Bank of New York Mellon Trust Company, N. A., as trustee (the “Trustee”), providing for the issuance of the 2027 Notes and the terms thereof (the “Third Supplemental Indenture”). The Third Supplemental Indenture supplements a base indenture entered into on November 20, 2015, among the CCOH Issuers and the Trustee (the “Base Indenture” and, together with the Third Supplemental Indenture, the “Unsecured Notes Indenture”) providing for the issuance of the 2027 Notes generally. The Unsecured Notes Indenture provides, among other things, that the 2027 Notes are general unsecured obligations of the CCOH Issuers. Interest is payable on the 2027 Notes on each May 1 and November 1, commencing November 1, 2017. At any time and from time to time prior to May 1, 2022, the CCOH Issuers may redeem the outstanding 2027 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, on such 2027 Notes to the redemption date, plus a make-whole premium. On or after May 1, 2022, the CCOH Issuers may redeem some or all of the outstanding 2027 Notes at redemption prices set forth in the Third Supplemental Indenture. In addition, at any time prior to May 1, 2020, the CCOH Issuers may redeem up to 40% of the aggregate principal amount of the 2027 Notes using net proceeds from certain equity offerings at a redemption price, as determined by the CCOH Issuers, equal to 105.125% of the principal amount thereof, plus accrued and unpaid interest and special interest, if any, to the redemption date, provided that certain conditions are met. The 2027 Notes are not guaranteed.

The terms of the Unsecured Notes Indenture, among other things, limit the ability of the CCOH Issuers to incur additional debt and issue preferred stock; pay dividends or make other restricted payments; make certain investments; grant liens; allow restrictions on the ability of certain of their subsidiaries to pay dividends or make other payments; sell assets; merge or consolidate with other entities; and enter into transactions with affiliates.

Subject to certain limitations, in the event of a Change of Control (as defined in the Third Supplemental Indenture), the CCOH Issuers will be required to make an offer to purchase all of the 2027 Notes at a price equal to 101% of the aggregate principal amount of the 2027 Notes repurchased, plus accrued and unpaid interest and special interest, if any, to the date of repurchase thereof.

The Unsecured Notes Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Unsecured Notes Indenture; failure to pay certain other indebtedness; failure to pay certain final judgments; failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding 2027 Notes may declare all the 2027 Notes to be due and payable immediately.

Exchange and Registration Rights Agreement

In connection with the sale of the Additional Notes, the CCOH Issuers entered into an Exchange and Registration Rights Agreement with respect to the Additional Notes, dated as of April 20, 2017 (the “2027 Notes Exchange and Registration Rights Agreement”), with Citigroup Global Markets Inc., as representative of the several Purchasers (as defined in the Exchange and Registration Rights Agreement). In certain circumstances, under the 2027 Notes Exchange and Registration Rights Agreement, the CCOH Issuers have agreed to file a registration statement with respect to an offer to exchange the Additional Notes for a new issue of substantially identical notes registered under the Securities Act, to cause the exchange offer registration statement to be declared effective and to consummate the exchange offer no later than 450 days following February 6, 2017. The CCOH Issuers may be required to provide a shelf registration statement to cover resales of the Additional Notes under certain circumstances. If the foregoing obligations are not satisfied, the CCOH Issuers may be required to pay holders of the Additional Notes additional interest at a rate of 0.25% per annum of the principal amount thereof for 90 days immediately following the occurrence of any registration default. Thereafter, the amount of additional interest will increase by an additional 0.25% per annum of the principal amount thereof to 0.50% per annum of the principal amount thereof until all registration defaults have been cured.

Copies of the Third Supplemental Indenture and the form of the Additional Notes were previously filed on CCO Holdings’ Current Report on Form 8-K filed with the SEC on February 6, 2017 as Exhibits 4.1 and 4.2 thereto, respectively, and are each incorporated herein by reference. A copy of the 2027 Notes Exchange and Registration Rights Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference. The foregoing descriptions of the Third Supplemental Indenture, the Additional Notes and the 2027 Notes Exchange and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

Issuance of Senior Secured Notes due 2047

On the Closing Date, Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. (collectively, the “CCO Issuers”), subsidiaries of the Company, issued $1.25 billion aggregate principal amount of 5.375% Senior Secured Notes due 2047 (the “2047 Notes”). The 2047 Notes were sold to qualified institutional buyers in reliance on Rule 144A and outside the United States to non-U.S. persons in reliance on Regulation S. The 2047 Notes have not been registered under the Securities Act, or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

In connection therewith, the CCO Issuers entered into the below agreements.

Secured Notes Indentures

On the Closing Date, the CCO Issuers, CCO Holdings, LLC (the “Parent Guarantor”) and the other guarantors party thereto (together with the Parent Guarantor, the “Guarantors”) entered into a Fifth Supplemental Indenture with the Trustee and The Bank of New York Mellon Trust Company, N.A., as collateral agent (in such capacity, the “Collateral Agent”), providing for the issuance of the 2047 Notes and the terms thereof (the “Fifth Supplemental Indenture”). The Fifth Supplemental Indenture supplements a base indenture entered into on July 23, 2015, by and among the CCO Issuers, CCO Safari II, LLC, the Trustee and the Collateral Agent (the “Base Indenture” and, together with the Fifth Supplemental Indenture, the “Secured Notes Indenture”) providing for the issuance of the 2047 Notes generally. The Secured Notes Indenture provides, among other things, that the 2047 Notes are general secured obligations of the CCO Issuers and the Guarantors. Interest is payable on the 2047 Notes on each May 1 and November 1, commencing November 1, 2017. At any time and from time to time prior to November 1, 2046, the CCO Issuers may redeem the outstanding 2047 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, on such 2047 Notes to the redemption date, plus a make-whole premium. On or after November 1, 2046, the CCO Issuers may redeem some or all of the outstanding 2047 Notes at a redemption price equal to 100% of the principal amount of the 2047 Notes to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date.

The terms of the Secured Notes Indenture, among other things, limit the ability of the CCO Issuers to grant liens, sell all or substantially all of their assets or merge or consolidate with other entities.

The Secured Notes Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Secured Notes Indenture; failure of certain guarantees to be enforceable; cessation of a material portion of the collateral subject to liens or disaffirmation of obligations under the security documents establishing the security interest in the collateral securing the 2047 Notes; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding 2047 Notes of a series may declare all the 2047 Notes of such series to be due and payable immediately.

Exchange and Registration Rights Agreement

In connection with the sale of the 2047 Notes, the CCO Issuers and the Guarantors entered into an Exchange and Registration Rights Agreement with respect to the 2047 Notes, dated as of April 20, 2017 (the “2047 Notes Exchange and Registration Rights Agreement”), with Citigroup Global Markets Inc., as representative of the several Purchasers (as defined in the 2047 Notes Exchange and Registration Rights Agreement). In certain circumstances, under the 2047 Notes Exchange and Registration Rights Agreement, the CCO Issuers have agreed to file a registration statement with respect to an offer to exchange the 2047 Notes for a new issue of substantially identical notes registered under the Securities Act, to cause the exchange offer registration statement to be declared effective and to consummate the exchange offer no later than 365 days following the Closing Date. The CCO Issuers may be required to provide a shelf registration statement to cover resales of the 2047 Notes under certain circumstances. If the foregoing obligations are not satisfied, the CCO Issuers may be required to pay holders of the 2047 Notes additional interest at a rate of 0.25% per annum of the principal amount thereof for 90 days immediately following the occurrence of any registration default. Thereafter, the amount of additional interest will increase by an additional 0.25% per annum of the principal amount thereof to 0.50% per annum of the principal amount thereof until all registration defaults have been cured.

Copies of the Fifth Supplemental Indenture and the form of the 2047 Notes are filed herewith as Exhibits 4.3 and 4.4, respectively, and incorporated herein by reference. A copy of the 2047 Notes Exchange and Registration Rights Agreement is filed herewith as Exhibit 10.2 and incorporated herein by reference. The foregoing descriptions of the Fifth Supplemental Indenture, the 2047 Notes and the 2047 Notes Exchange and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under the headings “Unsecured Notes Indenture” and “Secured Notes Indenture” in Item 1.01 above is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

On the Closing Date, the Company completed the issuance and sale of the Additional Notes and the 2047 Notes and issued a press release announcing the closing. The press release announcing the closing of the sale of the Additional Notes and the 2047 Notes is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
4.1*	Third Supplemental Indenture, dated as of February 6, 2017, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K filed by CCO Holdings, LLC on February 6, 2017).

4.2*	Form of 5.125% Senior Notes due 2027 (included in Exhibit 4.1 of the Current Report on Form 8-K filed by CCO Holdings, LLC on February 6, 2017 which is incorporated by reference herein).

4.3	Fifth Supplemental Indenture, dated as of April 20, 2017, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

4.4	Form of 5.375% Senior Secured Notes due 2047 (included in Exhibit 4.3).

10.1	Exchange and Registration Rights Agreement, dated April 20, 2017, relating to the 5.125% Senior Notes due 2027, among CCO Holdings, LLC, CCO Holdings Capital Corp. and Citigroup Global Markets Inc., as a representative of the several Purchasers (as defined therein).

10.2	Exchange and Registration Rights Agreement, dated April 20, 2017, relating to the 5.375% Senior Notes due 2047, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., the guarantors party thereto and Citigroup Global Markets Inc., as representative of the several Purchasers (as defined therein).

99.1	Press release dated April 20, 2017, announcing the closing of the sale of the 5.125% Senior Notes due 2027 and the 5.375% Senior Secured Notes due 2047.

*	Incorporated by reference and not filed herewith.

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the notes offering and use of proceeds. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the risk factors described in our reports or documents that we file from time to time with the Securities and Exchange Commission (the “SEC”). Many of the forward-looking statements contained in this report may be identified by the use of forward-looking words such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend” and “potential,” among others.

All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no duty or obligation to update any of the forward-looking statements after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: April 26, 2017		Senior Vice President - Finance, Controller and Chief Accounting Officer

CCO HOLDINGS, LLC,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: April 26, 2017		Senior Vice President - Finance, Controller and Chief Accounting Officer

CCO HOLDINGS CAPITAL CORP.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: April 26, 2017		Senior Vice President - Finance, Controller and Chief Accounting Officer

Exhibit Index

Exhibit Number	Description
4.1*	Third Supplemental Indenture, dated as of February 6, 2017, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K filed by CCO Holdings, LLC on February 6, 2017).

4.2*	Form of 5.125% Senior Notes due 2027 (included in Exhibit 4.1 of the Current Report on Form 8-K filed by CCO Holdings, LLC on February 6, 2017 which is incorporated by reference herein).

4.3	Fifth Supplemental Indenture, dated as of April 20, 2017, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

4.4	Form of 5.375% Senior Secured Notes due 2047 (included in Exhibit 4.3).

10.1	Exchange and Registration Rights Agreement, dated April 20, 2017, relating to the 5.125% Senior Notes due 2027, among CCO Holdings, LLC, CCO Holdings Capital Corp. and Citigroup Global Markets Inc., as a representative of the several Purchasers (as defined therein).

10.2	Exchange and Registration Rights Agreement, dated April 20, 2017, relating to the 5.375% Senior Notes due 2047, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., the guarantors party thereto and Citigroup Global Markets Inc., as representative of the several Purchasers (as defined therein).

99.1	Press release dated April 20, 2017, announcing the closing of the sale of the 5.125% Senior Notes due 2027 and the 5.375% Senior Secured Notes due 2047.

*	Incorporated by reference and not filed herewith.